Exhibit 99.1

November 19, 2008

3 Management Representatives David L. Kennedy President and Chief Executive Officer Alan T. Ennis Executive Vice President Chief Financial Officer Abbe F. Goldstein Senior Vice President, Investor Relations and Corporate Communications

5 Agenda Business OverviewStrategyFinancial Performance

7 Business Overview David L. Kennedy, President and Chief Executive Officer

Business Highlights

REVLON

Leading Market Presence

- Revlon-branded products generated approximately $1 billion in sales around the world, with total Company 2007 net sales of approximately $1.4 billion
- Products are sold in more than 100 countries
- The Company enjoys 19% color cosmetics retail share in the US (1), and has leading positions in several key international markets

Powerful Brands

REVLON, ALMAY, COLORSILK, Mitchum, Charlie, GATINEAU, ULTIMA II

Strong Retail Customer Relationships

WAL*MART, Walgreens, CVS/pharmacy, Publix, TARGET, SHOPPERS DRUG MART, RITE AID PHARMACY, kmart, A.S. Watson Group, Kroger, Boots

World Class Operations

- Major world class manufacturing facility in Oxford, NC (one million sq ft) and three other manufacturing facilities worldwide
- ~5,600 employees worldwide

Participate in Growing Category

- Global color cosmetics category grew at a 6.6% CAGR (2002-2007) (2)
- U.S. color cosmetics category grew 3.8% through September 2008, year-to-date(1)

(1) Share and growth data based on ACNielsen total US All Outlets (excluding Wal-Mart and Regional MVRs). Year-to-date data through September 27, 2008. See "Basis of Presentation."

(2) Euromonitor International – all channels.

4

11 Net Sales - First Nine Months 2008 Net Sales - First Nine Months 2008 First Nine Months 2008 Net Sales: $1.013 billion, up 1.9% vs. year-ago period Net Sales by Category Net Sales by Geography

13 U.S. ACNielsen-measured Retail Share YTD September 2008 - Color Cosmetics Color Cosmetics Measured Retail Share Source: All share and growth data based on ACNielsen total US All Outlets (excluding Wal-Mart and Regional MVRs). Year-to-date data through September 27, 2008. See "Basis of Presentation." Revlon holds a strong position in color cosmetics in the U.S.Since the fourth quarter 2006: Revlon brand has maintained an approximate 13% dollar share each quarter Almay brand has maintained an approximate 6% dollar share each quarter Category Growth 3.8% increase year- to-date through September 27, 2008

15 Women's Hair Color / Beauty Tools / Anti-Perspirants & Deodorants Mitchum Anti-Perspirant & Deodorant5.1% retail share, -0.5% YTD Mitchum enjoys premium pricing and extremely high loyalty #1 gel brand in the US Revlon ColorSilk8.1% retail share, + 0.5% YTDLeading position in value segment of category, and growing Revlon Beauty Tools24.4% retail share, +0.1% YTD (excluding non-traditional single pedicure product)Leading position in category Source: All share and growth data based on ACNielsen total US All Outlets (excluding Wal-Mart and Regional MVRs). Year-to-date data through September 27, 2008. See "Basis of Presentation."

17 Strategy David L. Kennedy, President and Chief Executive Officer

19 Growth in Earnings and Cash Flow Net SalesMid-single digit sales growth, over time MarginsImprove margins Working CapitalImprove working capital management Generates Growth in Earnings and Cash Flow Drives OBJECTIVES STRATEGY Improve the execution of our strategies and plans, and provide for continued improvement in our organizational capability Build our strong brands, particularly the Revlon brand Continue to strengthen our international business Enhance operating profit margins and cash flow Improve capital structure

21 Revlon Strategy DriversInnovative, high-quality, consumer-preferred new products Effective, integrated brand communicationAppropriate levels of advertising and promotionSuperb execution with our retail partners Build our strong brands, particularly the Revlon brand

Revlon Strategy

REVLON

Build our strong brands, particularly the Revlon brand

Recent Actions

- Accelerated new product development and developed comprehensive rolling three-year color cosmetics and beauty care portfolio strategy
  - Revlon and Almay brand 2008 product launches well received by consumers
  - Introduced more extensive lineup of new color cosmetics in 2H08 vs. 2H07
  - 2009 product lineup complete; 1H09 new products introduced
  - Substantial progress made on expected 2010 and 2011 new product introductions
- Developed effective brand communication
  - Supporting new product launches with appropriate levels of advertising and promotion
  - Creating highly relevant and consistent advertising
  - Providing positive in-store experience with competitive promotions and clear, consistent messaging
- Developed celebrity brand ambassador strategy
  - Using brand ambassadors to help achieve breakthrough messaging and imagery
  - Recently signed Jennifer Connelly, Elle Macpherson and Gucci Westman (Global Artistic Director) for Revlon brand, and Leslie Bibb for Almay brand

11

2008 2007 25 Source: All share data based on ACNielsen total U.S. All Outlets (excluding Wal-Mart and Regional MVRs). Year-to-date data through September 27, 2008. All changes represent year- over-year comparisons. See "Basis of Presentation." Strong new product introductions with effective brand support and competitive promotions driving positive trends in retail share and growth in consumption Revlon BrandU.S. Mass Retail DollarShare % Latest52 Weeks YTD Latest 13 Weeks 2008 12.8 12.9 13.4 2007 13.1 13.1 13.0 Trends in U.S. Mass Retail Share (ACNielsen) Revlon Brand Color Cosmetics Revlon BrandDollar Volume -% Change from Year-Ago Period Latest52 Weeks YTD Latest 13 Weeks 2008 vs. 2007 +0.8 +2.0 +6.3

Build our Strong Brands
Revlon ColorStay Mineral Collection

REVLON

1H08 Launch
2H08 Extension






ColorStay
Mineral Blush


ColorStay
Mineral Eye Shadow


NEW
REVLON
COLORSTAY
MINERAL
LIPGLAZE
Gloss like you mean it.
REVLON

- First-ever longwearing minerals collection, for face, eye and lip, with ColorStay longwear technology
- Revlon ColorStay Mineral foundation ranked in ACNielsen top 10 new products, by retail dollar sales, YTD September 2008
- Revlon ColorStay Mineral lipglaze ranked as ACNielsen #10 top new product, by retail dollar sales, in September 2008, early in launch cycle

13

Source: All share data based on ACNielsen total US All Outlets (excluding Wal-Mart and Regional MVRs). Year-to-date data through September 27, 2008. See "Basis of Presentation."

Build our Strong Brands
Revlon Custom Creations Foundation

REVLON

1H08 Launch


NEW
This shade is mine. Go get your own.
Jessica Alba
REVLON Custom Creations Foundation
REVLON



- Unique skin-tone matching product in self-select environment
- Ranked in ACNielsen top 10 new products, by retail dollar sales, YTD September 2008

	Latest 52 Weeks	2008 YTD	Latest 13 Weeks
U.S. Mass Retail Dollar Share %			
Face	14.0	14.3	15.2
Dollar Volume % Change from year-ago period			
Face	+6.4	+12.1	+23.5

Source: All share data based on ACNielsen total US All Outlets (excluding Wal-Mart and Regional MVRs). Year-to-date data through September 27, 2008. See "Basis of Presentation."

14

Build our Strong Brands
Revlon Super Lustrous Lipcolor & Revlon Nail Enamel

REVLON


The little black dress
has met its match
REVLON


The Perfect Accessory
REVLON

- Reinvigorating core franchises
  - *Revlon Super Lustrous lipcolor*
  - *Revlon nail enamel*
- Updating shades
- Exciting, new creative

	Latest 52 Weeks	2008 YTD	Latest 13 Weeks
U.S. Mass Retail Dollar Share %			
Revlon Super Lustrous	5.2	5.4	5.8
Revlon Core Nail	8.7	8.9	10.3
Dollar Volume % Change from year-ago period			
Revlon Super Lustrous	-0.8	+4.1	+14.8
Revlon Core Nail	+3.2	+14.3	+49.1

Source: All share data based on ACNielsen total U.S. All Outlets (excluding Wal-Mart and Regional MVRs). Year-to-date data through September 27, 2008. See "Basis of Presentation."

15

Build our Strong Brands
Revlon Beyond Natural

REVLON

2H08 Launch
1H09 Extensions




NEW
REVLON
Beyond Natural
Skin Matching Makeup
Naturally Glamorous, Never Overdone
REVLON

- "Naturally Glamorous, Never Overdone"
- Five products from the Revlon Beyond Natural collection ranked in the ACNielsen top 60 new products, by retail dollar sales, in September 2008, early in launch cycle
- Revlon Beyond Natural franchise being extended by the 1H09 introduction of Revlon Beyond Natural Blush & Bronzer and Defining Waterproof Mascara

16

Source: All share data based on ACNielsen total US All Outlets (excluding Wal-Mart and Regional MVRs). Month-to-date data through September 27, 2008. See "Basis of Presentation."

35 Build our Strong Brands Revlon Age Defying Spa Foundation & Concealer Extensions to the highly- successful Revlon Age Defying franchiseNew formulas and updated packaging Incorporating anti-oxidants, Stone Therapy minerals and Vitamin C fusion, these new products help revitalize and brighten skin while protecting against fine lines 1H09 Launch

37 Build our Strong Brands Revlon Creme Gloss Revlon's next generation of lipgloss in an innovative and unique-to-mass packaging with flow-through brush applicatorFull color impact of a lipstick with extreme shine of a lipgloss 1H09 Launch

39 Build our Strong Brands Revlon Matte Collection 1H09 Launch A versatile color collection that creates a glamorous, matte beauty look and includes products for eye, face and lipCollection of products includesRevlon Matte EyeshadowRevlon Luxurious Color Kohl EyelinerRevlon Matte Powder BlushRevlon Matte Lipstick

41 Build our Strong Brands Almay Intense i-Color Play Up Collection Relaunch of the highly successful Almay Intense i-Color CollectionAlmay Intense i-Color Eye Shadow ranked in ACNielsen top 20 new products, by retail dollar sales, YTD September 2008 Source: All share data based on ACNielsen total US All Outlets (excluding Wal-Mart and Regional MVRs). Year-to-date data through September 27, 2008. See "Basis of Presentation." 1H08 Launch

Build our Strong Brands
Almay Smart Shade Makeup, Blush, Bronzer & Concealer

REVLON


ALMAY
ALMAY


ALMAY
ALMAY smart shade makeup
so smart, it knows your shade

- Almay Smart Shade products use unique shade-sensing technology
- Contains color beads that burst on application, transforming into shades and colors that complement every skin tone
- Highly successful Almay Smart Shade line of products includes:
  - *Makeup (full launch in 2007)*
  - *Blush and bronzer (launch in 2H07)*
  - *Concealer (launch in 2H08)*

21

Natural collection that delivers a full range of shades, radiant finishes and eco- friendly products and packaging, with no compromise in color and performancePackaging is made from 44% post- consumer recycled materials, on average, and traditional blister cards are replaced with more environmentally-friendly hang tagsCollection of products includes:Almay Pure Blends MakeupAlmay Pure Blends Loose Finishing PowderAlmay Pure Blends Blush/BronzerAlmay Pure Blends Eye ShadowAlmay Pure Blends LipglossMarketing support debut of Leslie Bibb 45 Build our Strong Brands Almay Pure Blends Collection 1H09 Launch

Build our Strong Brands
Revlon Beauty Tools

REVLON

1H09 Launch


REVLON
Pedi-EXPERT™
BONUS!

- *Revlon Pedi-EXPERT* is a superior quality, ergonomically engineered pedicure tool offering professional quality results at home
- *Revlon Pre & Post Tweezing Cream and Revlon Brow Styling Gel* complement the new Revlon ColorStay Brow Enhancer
- *Revlon Travel Compact Mirror* is co-ordinated to match the new Revlon Matte Collection
- *Revlon Cosmetic Brushes*
- *Revlon Easy Squeeze Nail Clip and Revlon Easy Squeeze Cuticle Nipper*
- *Revlon Ceramic Nail File*

23

Revlon Strategy

REVLON

Continue to strengthen our international business

Continue to implement winning strategy

- Focus on the strong brands in key countries
- Leverage Revlon, Almay and other brand marketing worldwide
- Adapt product portfolio to local consumer preferences and trends
- Structure most effective business model in each country (e.g., subsidiary, distributor, joint venture)

	Compound Annual Growth Rate 2003 - 2007
Net Sales	6.1%
EBITDA	29.0%

Strong Net Sales and EBITDA growth
International operating profits and margins continue to improve

24

51 Financial Performance Alan T. Ennis, Executive Vice President, Chief Financial Officer

53 First Nine Months 2008 Results Net Sales Operating Income Adjusted EBITDA (3) ($ in millions) ($ in millions) ($ in millions) Notes: (1) In the first nine months of 2007, restructuring charges reduced Operating Income and Adjusted EBITDA by $6.9 million.Operating Income and Adjusted EBITDA in the first nine months of 2008 include a net gain of $4.8 million and $5.2 million, respectively, related to the sale of a facility in Mexico and a net gain of $5.9 million related to the sale of a non-core trademark. Adjusted EBITDA is a non-GAAP measure; see definition and reconciliations to most directly comparable GAAP financial measure in Appendices attached. Net Sales up 1.9% (up 0.4% excluding FX) - primarily driven by higher shipments of Revlon color cosmetics, largely due to 2008 new product launchesSignificant improvement in Operating Income, Adjusted EBITDA and margins +1.9%

Outlook

REVLON

Fourth Quarter 2008

- Extensive 1H09 new product introductions
- Increased levels of advertising and promotion
- Uncertain economic conditions and retail sales environment in the U.S. and around the world
- Recent strengthening of the U.S. dollar likely to impact reported results

Year 2008

- Expect improved operating margins, profitability and free cash flow compared to 2007, driven by strength in the Revlon brand, and efficiencies and cost controls throughout the Company

Looking Ahead

- As economic conditions stabilize, our focus on the key drivers of our strategy, along with disciplined spending and rigorous cost control, will continue to generate sustainable positive free cash flow, and profitable sales growth over time
  - Innovative, high-quality, consumer-preferred new products
  - Effective, integrated brand communication
  - Appropriate levels of advertising and promotion
  - Superb execution with our retail partners

27

57 Revlon Strategy 2006 and 2007 ActionsReduced cost base from previous levels by $55 million through restructuring actionsEstablished continuous improvement initiatives to manage productivity and achieve efficiencies and control costsImproved gross profit margins and operating income marginsWorking to reduce working capital as percentage of net sales, with primary focus on inventory reductionContinuously working to maximize efficiencies and productivity Enhancing operating profit margins

59 Current Composition of Debt & Liquidity Unutilized borrowing capacity and cash of $201.3 million as of September 30, 2008$139.6 million available under the revolving credit facility$61.7 million of cash and cash equivalents In September 2007, we entered into a two-year floating-to-fixed interest rate swap transaction on $150 million of indebtedness under the bank term loan. As a result, the interest rate on $150 million of the term loan is fixed at 8.692% for the two-year term of the swap. In April, 2008 we entered into a second two-year floating-to-fixed interest rate swap transaction on $150 million of indebtedness under the bank term loan. As a result, the interest rate on $150 million of the term loan is fixed at 6.66% for the two-year term of the swap.The $107 million is after giving effect to the $63 million of the M&F Senior Subordinated Term Loan that was repaid on September 3, 2008.Pursuant to an amendment on November 14, 2008, the maturity date of the M&F Senior Subordinated Term Loan was extended to the earlier of (1) the consummation of Revlon's previously announced equity rights offering, the proceeds of which would be used to repay the Term Loan or (2) August 1, 2010. Loan Amount ($ million) Rate Maturity Date Term Loan Facility (Secured) 836(1) LIBOR + 400 bps (1) Jan 2012 Senior Notes (Unsecured) 388 9.5% Apr 2011 M&F Senior Subordinated Term Loan (Unsecured) 107 (2) 11% Aug 2010 (3) Total Debt 1,331 Approx 60/40 fixed/floating rates (including swaps) (1) Revolving Credit Facility (Secured) 160 facility LIBOR + 200 bps Jan 2012

61 $63 Million Loan Repayment & Debt Reduction Plan On September 3, 2008, Revlon used $63 million of net proceeds(1) from the previously announced sale of its non-core Brazilian brands to repay $63 million in aggregate principal amount of the then $170 million MacAndrews & Forbes Senior Subordinated Term Loan ("M&F Term Loan")Repayment will result in annualized interest savings of approximately $7 millionOn November 14, 2008, Revlon announced that the maturity date of the M&F Term Loan was extended to the earlier of (1) Revlon's consummation of its previously announced $107 million rights offering, or (2) August 1, 2010 Also on November 14, 2008, Revlon reaffirmed its intention to launch a $107 million equity rights offering to purchase additional shares of Revlon Class A common stockProceeds of such equity offering would be used to fully repay the remaining $107 million principal balance of the M&F Term Loan (1) Net proceeds from the sale of the Bozzano business in Brazil were approximately $95 million. As noted above, $63 million of the net proceeds was used to partially repay the M&F Term Loan. The remaining net proceeds are being used for general corporate purposes.

63 Growth in Earnings and Cash Flow Net SalesMid-single digit sales growth, over time MarginsImprove margins Working CapitalImprove working capital management Generates Growth in Earnings and Cash Flow Drives OBJECTIVES STRATEGY Improve the execution of our strategies and plans, and provide for continued improvement in our organizational capability Build our strong brands, particularly the Revlon brand Continue to strengthen our international business Enhance operating profit margins and cash flow Improve capital structure

65 Appendices

67 Forward-Looking Statements This presentation relates to various aspects of Revlon, Inc.'s ("Revlon") strategic, business and financial plans. Statements made in this presentation, which are not historical, are forward-looking and based on management's estimates, objectives, vision, projections, forecasts, plans, anticipations, targets, drivers, strategies, beliefs, intent, expectations, outlook, opportunities and initiatives, and thus are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Accordingly, Revlon's actual results may differ materially from such forward-looking statements for a number of reasons, including, without limitation, those set forth in the Company's filings with the SEC, including its 2007 Annual Report on Form 10-K filed with the SEC in March 2008 and its Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC during 2008. Access to these filings is available on the SEC's website at www.sec.gov. The date of this presentation is as of November 19, 2008 and the information provided herein is presented through the dates indicated on the applicable slides. Except for the Company's ongoing obligations under the U.S. federal securities laws, Revlon undertakes no commitment to update or otherwise revise this presentation to reflect actual results of operations, changes in financial condition, changes in estimates, changes in expectations, changes in assumptions, changes in external sources of information, or other circumstances arising and/or existing since the preparation of the information contained herein or to reflect the occurrence of any future events. Further, Revlon undertakes no commitment to update or revise any of this presentation to reflect changes in general economic or industry conditions or changes in specific industry categories in which Revlon operates.Additionally, the business and financial information and materials and any other statement or disclosure on, or made available through the websites referred to herein shall not be incorporated by reference herein unless specifically identified as such.

69 Revlon is a public holding company with no business operations of its own. Revlon's only material asset is all of the outstanding capital stock of Revlon Consumer Products Corporation ("Products Corporation" and, together with Revlon, sometimes referred to as the "Company"), through which Revlon conducts all of its business operations. As such, Revlon's net (loss)/income has historically consisted of the net (loss)/income of Products Corporation and includes certain expenses related to being a public holding company. This presentation includes financial information as of December 31, 2007 and 2006 and as of September 30, 2008 and 2007 based on information in the public domain and in certain cases information in the Company's press releases issued in 2007 and 2008, as well as related Form 10K's, 10Q's and Form 8-K's filed with the SEC during 2008 and 2007. The financial data contained herein are both audited and unaudited and have been prepared from Revlon, Inc.'s internal and external reporting information. Adjusted EBITDA is a non-GAAP financial measure that is reconciled to net income/(loss), its most directly comparable GAAP measure, in the accompanying financial tables. Adjusted EBITDA is defined as income/(loss) from continuing operations before interest, taxes, depreciation, amortization, gains/losses on foreign currency transactions, gains/losses on the early extinguishment of debt and miscellaneous expenses. In calculating Adjusted EBITDA, the Company excludes the effects of gains/losses on foreign currency transactions, gains/losses on the early extinguishment of debt, results of and gains/losses on discontinued operations and miscellaneous expenses because the Company's management believes that some of these items may not occur in certain periods, the amounts recognized can vary significantly from period to period and these items do not facilitate an understanding of the Company's operating performance. The Company's management utilizes Adjusted EBITDA as an operating performance measure in conjunction with GAAP measures, such as net income and gross margin calculated in accordance with GAAP. The Company's management uses Adjusted EBITDA as an integral part of its reporting and planning processes and as one of the primary measures to, among other things --(i) monitor and evaluate the performance of the Company's business operations;(ii) facilitate management's internal comparisons of the Company's historical operating performance of its business operations;(iii) facilitate management's external comparisons of the results of its overall business to the historical operating performance of other companies that may have different capital structures and debt levels;(iv) review and assess the operating performance of the Company's management team and as a measure in evaluating employee compensation and bonuses; (v) analyze and evaluate financial and strategic planning decisions regarding future operating investments; and (vi) plan for and prepare future annual operating budgets and determine appropriate levels of operating investments.The Company's management believes that Adjusted EBITDA is useful to investors to provide them with disclosures of the Company's operating results on the same basis as that used by the Company's management. Additionally, the Company's management believes that Adjusted EBITDA provides useful information to investors about the performance of the Company's overall business because such measure eliminates the effects of unusual or other infrequent charges that are not directly attributable to the Company's underlying operating performance. Additionally, the Company's management believes that because it has historically provided Adjusted EBITDA in its presentations, that including such non-GAAP measure in this presentation provides consistency in its financial reporting and continuity to investors for comparability purposes. Accordingly, the Company believes that the presentation of Adjusted EBITDA, when used in conjunction with GAAP financial measures, is a useful financial analysis tool, used by the Company's management as described above that can assist investors in assessing the Company's financial condition, operating performance and underlying strength. Adjusted EBITDA should not be considered in isolation or as a substitute for net income/(loss) prepared in accordance with GAAP. Other companies may define EBITDA differently. Also, while EBITDA is defined differently than Adjusted EBITDA for the Company's credit agreement, certain financial covenants in its borrowing arrangements are tied to similar measures. Adjusted EBITDA, as well as the other information in this presentation, should be read in conjunction with the Company's financial statements and footnotes contained in the documents that the Company files with the U.S. Securities and Exchange Commission.All mass retail share and consumption data is U.S. mass-retail dollar volume according to ACNielsen (an independent research entity). ACNielsen data is an aggregate of the drug channel, Kmart, Target and Food and Combo stores, and excludes Wal-Mart and regional mass volume retailers, as well as prestige, department stores, door-to-door, internet, television shopping, specialty stores, perfumeries and other outlets, all of which are channels for cosmetics sales. This data represents approximately two-thirds of the Company's U.S. mass-retail dollar volume. Such data represents ACNielsen's estimates based upon mass retail sample data gathered by ACNielsen and are therefore subject to some degree of variance and may contain slight rounding differences.In July 2008, the Company consummated the disposition of its non-core Bozzano business, a leading men's hair care and shaving line of products, and certain other non-core brands, including Juvena and Aquamarine, which were sold by the Company only in the Brazilian market (the "Bozzano Sale Transaction"). The transaction was effected through the sale of the Company's indirect Brazilian subsidiary, Ceil Comercio E Distribuidora Ltda. ("Ceil"), to Hypermarcas S.A., a Brazilian publicly-traded, consumer products corporation. All amounts have been updated to reflect Ceil as a discontinued operation as a result of the Bozzano Sale Transaction. Basis of Presentation

Non-GAAP Adjusted EBITDA Presentation Revlon, Inc. and SubsidiariesAdjusted EBITDA Reconciliations($ in millions) Nine Months Ended September 30, Nine Months Ended September 30, Nine Months Ended September 30, Nine Months Ended September 30, 2008 2007 2007 (Unaudited) (Unaudited) (Unaudited) Reconciliation to net income (loss): Net income (loss) $ 46.6 (56.9) Income from discontinued operations, including gain on disposal, net of taxes 44.7 2.1 Income (loss) from continuing operations 1.9 (59.0) Interest expense, net 91.2 99.7 Amortization of debt issuance costs 4.2 2.3 Foreign currency (gains) losses, net (3.9) (4.4) Miscellaneous, net 0.8 (0.9) Provision for income taxes 16.8 1.4 Depreciation and amortization 70.4 77.2 Adjusted EBITDA $ 181.4 116.3 71

November 19, 2008